Exhibit 10.2

3/05 AMENDMENT TO CREDIT AGREEMENT

DATED AS OF MARCH 2, 2005

AMENDING (FOR THE SECOND TIME)

THE 3/04 SENIOR SECURED CREDIT AGREEMENT

DATED AS OF MARCH 22, 2004

BY AND AMONG

SUNSET FINANCIAL RESOURCES, INC.

AND

JPMORGAN CHASE BANK, N.A.

AS ADMINISTRATIVE AGENT, COLLATERAL AGENT AND A LENDER,

AND

THE OTHER LENDER(S) PARTIES HERETO

$250,000,000 SENIOR SECURED REVOLVING CREDIT

Index of Defined Terms

Page
3/04 Credit Agreement	1
3/05 Amendment	1
Advance	3
Advance Rate	5
Agency MBS	2
Agent	1
Agreement	1
Amendment	1
Book Commercial Collateral Value	5
Book Single-family Collateral Value	4
Class of Borrowings	7
Collateral	3
Collateral Value	4
Commercial Collateral	3
Commercial Collateral Value	5
Commercial Warehousing Advance	3
Company	1
Current Credit Agreement	1
Eligible Commercial Collateral	3
Eligible MBS Collateral	5
Eligible Single-family Collateral	2
Factor Date	2
JPMorgan	1
Liquidity	6
Margin	7
MBS Collateral Value	5
MBS Financing Advance	3
Non-agency MBS	2
Pledged MBS	2
Pledged to the Agent	6
Remittance Date	3
Single-family Collateral	3
Single-family Collateral Value	4
Single-family Warehousing Advance	3

Table of Contents

			Page
1		DEFINITIONS	2
	1.2	Definitions of General Application.	2
	1.3.	Definitions for Interest Calculations.	6
3		GENERAL BORROWING PROCEDURES	7
	3.2	Funding of Single-family Advances or MBS Financing Advances.	7
6		COLLATERAL	8
	6.1	Grant of Security Interest	8
7.		CONDITIONS PRECEDENT	8
8		REPRESENTATIONS	9
15		MISCELLANEOUS	9
	15.7	Counterpart Execution	9
	15.12	Notice Pursuant to Tex. Bus. & Comm. Code §26.02	9

i

3/05 AMENDMENT TO CREDIT AGREEMENT

Preamble

This 3/05 Amendment to Credit Agreement dated as of March 2, 2005 (the “3/05 Amendment” or, within itself only, this “Amendment”) amending (for the second time) the 3/04 Senior Secured Credit Agreement dated March 22, 2004 (the “3/04 Credit Agreement” and as amended by the 6/04 Amendment to Credit Agreement dated as of June 24, 2004, as amended hereby and as it may be supplemented, further amended or restated from time to time, the “Current Credit Agreement”), among SUNSET FINANCIAL RESOURCES, INC. (the “Company”), a Maryland corporation with its principal office at 10245 Centurion Parkway N, Suite 305, Jacksonville, FL 32256, JPMORGAN CHASE BANK, N.A. (“JPMorgan”), a national banking association, successor to JPMorgan Chase Bank, a New York banking corporation, acting herein as a Lender (as defined in Section 1.2 of the 3/04 Credit Agreement) and agent and representative of the other Lenders (in that capacity JPMorgan is called the “Agent”), and such other Lenders as may from time to time be party to the Current Credit Agreement, recites and provides as follows:

Recitals

The Company has asked the Lenders and the Agent to further amend the 3/04 Credit Agreement to (i) add a sublimit with borrowing availability up to 100% of the Aggregate Committed Sum for financing the Company’s Agency MBS and AAA-rated Non-Agency MBS, (ii) allow as Permitted Debt up to $20 million of Company-issued noncallable 5-year trust preferred securities and (iii) allow the inclusion of Agency MBS principal receivables due from Fannie Mae in the calculation of Liquidity, and the Lenders and the Agent have agreed to do so on the terms and subject to the conditions of this Amendment.

Capitalized terms used in these recitals are defined above, in Section 1 of the 3/04 Credit Agreement, Section 1 of the 6/04 Amendment or in Section 1 of this Amendment

If there is any conflict or inconsistency between these recitals and the following agreements, the latter shall govern and control. If there is any conflict or inconsistency between any of the terms or provisions of this Amendment and any of the other Facilities Papers, this Amendment shall govern and control. If there is any conflict between any provision of this Amendment and any later supplement, amendment, restatement or replacement of the 3/04 Credit Agreement, the latter shall govern and control.

Agreements

In consideration of the premises, the mutual agreements stated below and other good and valuable consideration paid by each party to each other party to this Agreement, the receipt and sufficiency of which each hereby acknowledges, the parties hereby agree as follows:

1 DEFINITIONS

1.2 Definitions of General Application.

A. The following new definitions are hereby added to Section 1.2 of the 3/04 Credit Agreement, in alphabetical order:

“Agency MBS” means MBS issued or guaranteed as to timely payment of principal and interest by Ginnie Mae, Fannie Mae or Freddie Mac.

“Eligible MBS Collateral” is defined on Schedule EC.

“Factor Date” means the date each month Fannie Mae announces the monthly factors and the Company posts collateral to cover the subsequent margin calls.

“Non-agency MBS” means MBS that are neither issued nor guaranteed as by Ginnie Mae, Fannie Mae or Freddie Mac.

“Pledged MBS” means all Agency MBS and Non-Agency MBS, and all rights to receive payments of principal, interest and premium thereon, whether now owned or hereafter acquired, whether or not they initially qualify or continue to qualify as Eligible Collateral:

(i) that from time to time are Pledged to the Agent or repledged to, deposited with, delivered to, caused to be delivered (or sent) by the Company to, or held by or for, the Agent or JPMorgan pursuant to this Agreement;

(ii) in respect of which an Advance or another financial accommodation has been or may be made (1) at the Company’s request (whether written or oral) made or to be made either before, concurrently with or after the delivery or designation of such property as Collateral, or (2) to preserve Collateral or the priority of the Agent’s Lien against Collateral or to otherwise protect the interests of the Lenders in accordance with this Agreement or the other Facilities Papers, including Collateral delivered to the Agent or otherwise identified to the Agent as Collateral when any Advance is outstanding whether or not the Company has submitted a Request for Borrowing with a Total Pledged MBS List on which such new Collateral is listed; and

(iii) that have not been specifically redeemed by the Company (or its designee) in accordance with Section 6.10;

(although it is not the exclusive method or basis for determining that an Advance has been made against an MBS, the Agent’s inclusion of the Collateral Value of any MBS in the Borrowing Base at any time when any Advance is outstanding shall be conclusive evidence (absent manifest error) that such MBS is Collateral.)

“Remittance Date” means the date each month Fannie Mae remits payment of the amount of Agency MBS principal receivables due Company from Fannie Mae for such month.

“Total Pledged MBS List” means a list of all MBS that are Pledged to the Agent as of the effective date of such list.

B. The following definitions in Section 1.2 are hereby amended to henceforth read as follows:

“Advance” means a disbursement by the Lenders under the Loan in accordance with the terms of this Agreement — including initial disbursements, readvances of funds previously advanced to the Company and repaid to the Lenders and protective advances made without any requirement for any Request for Borrowing — and is a correlative of “Borrowing”: a Borrowing from the Lenders’ and the Agent’s point of view. Where “Swing Line” prefaces “Advance”, then it means an Advance by JPMorgan under the Swing Line. Where “Dry” prefaces “Advance”, then it means an Advance to finance Dry Loans (whether Single-family Loans, Commercial Mortgage Loans or both.) Where “Wet” prefaces “Advance”, then it means an Advance to finance Wet Loans (only Single-family Loans are eligible to be financed as Wet Loans.) Where “MBS Financing” prefaces “Advance”, then it means an Advance to finance MBS. Each Advance shall be classified by the Agent as of its initial funding date as one of the following Classes of Borrowings:

(i) a “Single-family Warehousing Advance” meaning an Advance made to finance Wet Loans and Dry Loans);

(ii) a “Commercial Warehousing Advance” meaning an Advance made to finance Eligible Commercial Collateral; or

(iii) an “MBS Financing Advance” meaning an advance made to finance Eligible MBS Collateral.

“Collateral” is any or all collateral (as the context requires) for the Obligations: Pledged Loans, their security, their related Loan Papers and the right to recover under the related Hazard Insurance Policies, consisting of the “Single-family Collateral”, which means pledged Single-family Loans, their security, their related Loan Papers and the right to recover under the related Hazard Insurance Policies, the “Commercial Collateral”, which means pledged Commercial Mortgage Loans, their security (including all assignments of rents and assignments of leases), their related Loan Papers and the right to recover under the related Hazard Insurance Policies and the “MBS Collateral”, which means pledged MBS.

“Collateral Value” means the value of Eligible Collateral for purposes of this Agreement. Collateral (i) that is not duly Pledged to the Agent, (ii) in which the Agent does not have a first and prior perfected Lien (except that in the case of Wet Loans Pledged to the Agent for seven (7) or less Business Days, the fact that the Agent does not have possession, directly or through the Custodian, of the Basic Papers therefor shall not affect such Wet Loans’ Collateral Value) or (iii) that is not Eligible Collateral because it does not satisfy in all material respects one or more of the conditions to eligibility stated for it in this Agreement, shall have zero Collateral Value, and Collateral that at one time satisfied all conditions for eligibility but for which a Disqualifier has occurred shall have zero Collateral Value from the date of that Disqualifier unless and until the Company has cured all applicable Disqualifiers or the Agent has waived them in writing; provided that the reduction for any reason of the Collateral Value of any Collateral that is Pledged to the Agent shall not itself affect or impair the Agent’s security interest in that Collateral. Collateral Values of the different types of Eligible Collateral, duly Pledged to the Agent with the Agent having Lien priority and perfection as aforesaid and as to which no such uncured or unwaived Disqualifier has occurred, shall be determined as follows:

(a) The “Single-family Collateral Value” on any day of any Eligible Single-family Collateral, whether a Dry Loan or a Wet Loan, shall be its “Book Single-family Collateral Value”, which is the least of:

(i) ninety-eight percent (98%) of such Pledged Loan’s Principal Balance on that day;

(ii) for a pledged Single-family Loan originated by any Affiliate of the Company, ninety-eight percent (98%) of the loan amount at origination less discount points received by such Affiliate, as stated on the Pledged Loan’s HUD-1 Settlement Statement;

(iii) for a pledged Single-family Loan directly or indirectly acquired by the Company from a mortgage broker or a correspondent that is not an Affiliate of the Company, ninety-eight percent (98%) of the net purchase price paid therefor by the Company (i.e., net of all origination fees, discounts, refunds and rebates, however and whenever credited or payable to the Company and without regard, however, to any servicing release premium paid by the Company); and

(iv) for a pledged Single-family Loan covered by a Purchase Commitment only, ninety-eight percent (98%) of the purchase price that the Approved Investor has committed to pay for such Pledged Loan;

provided that if the Agent or the Required Lenders shall elect to mark it to market, the Collateral Value for that day of a pledged Single-Family Loan shall be the lesser of (x) its Book Single-family Collateral Value or (y) ninety-seven percent (97%) of its Market Value on that day.

(b) The “Commercial Collateral Value” on any day of any Eligible Commercial Collateral shall be its “Book Commercial Collateral Value”, which is the least of:

(i) fifty percent (50%) of such pledged Commercial Mortgage Loan’s Principal Balance on that day;

(ii) for a pledged Commercial Mortgage Loan originated by the Company or any Affiliate of the Company, fifty percent (50%) of the loan amount at origination less discount points received by such Affiliate, as stated on such pledged Commercial Mortgage Loan’s closing or settlement statement;

(iii) for a pledged Commercial Mortgage Loan directly or indirectly acquired by the Company from a mortgage broker or a correspondent that is not an Affiliate of the Company, fifty percent (50%) of the net purchase price paid therefor by the Company (i.e., net of all origination fees, discounts, refunds and rebates, however and whenever credited or payable to the Company and without regard, however, to any servicing release premium paid by the Company); and

(iv) (only for a pledged Commercial Mortgage Loan covered by a Purchase Commitment) fifty percent (50%) of the purchase price that the Approved Investor has committed to pay for such Pledged Loan;

provided that if the Agent or the Required Lenders shall elect to mark it to market, such pledged Commercial Mortgage Loan’s Collateral Value for that day shall be the lesser of (x) its Book Commercial Collateral Value or (y) fifty percent (50%) of its Market Value on that day.

(c) The “MBS Collateral Value” on any day of any Eligible MBS, which shall be ninety-seven percent (97%) of the lesser of (x) the par value of the subject MBS or (y) its Market Value on that day.

The applicable percentage factor (stated above) for determining the value of any particular item of Collateral is the “Advance Rate” for that Collateral. Each of such values shall be as determined by the Agent — which may accept as correct any value proposed by the Company that is not obviously and materially incorrect on its face — and each determination by the Agent of Collateral Value (and of each element of each such determination, including Market Value) may be computed using any reasonable averaging, interpolation and attribution method and, absent manifest error, shall be conclusive and binding.

“Liquidity” means the Company’s unencumbered cash and Cash Equivalents plus (x) the lesser of the book value or the par value of Eligible Collateral that has either not been pledged to the Agent or any other Person or otherwise encumbered and (y) the sum of the unused borrowing availability under this Agreement or any of the Company’s other committed credit agreements to the extent (if any) that the collateral value of eligible Single-family Collateral that has been pledged to secure the Company’s debt to the lenders under such credit agreements exceeds the outstanding borrowings thereunder; provided that from the date of the 3/05 Amendment until the Maturity Date, Liquidity shall also include all Agency MBS principal receivables due from Fannie Mae to the Company as designated on the Factor Date until payment of such Agency MBS principal receivables is remitted on the Remittance Date.

“Pledged to the Agent” means mortgaged or pledged to the Agent, as (i) mortgagee and secured party for itself as a Lender and (ii) agent and representative of the other Lenders and:

(x) in respect of any investment securities or deposit accounts, also made subject to a control agreement executed by the relevant securities intermediary or depository and the Agent that gives control of such investment securities or deposit account to the Agent (as agent and representative of the Lenders); and

(y) in respect of Agency MBS and Non-Agency MBS, delivered to JPMorgan, as securities intermediary, to be held in a securities account for which the Company has executed a pledged securities account agreement in JPMorgan’s customary form.

C. The following new paragraph is hereby added to the end of Schedule 6/04-EC (attached to the 6/04 Amendment to replace Schedule EC to the 3/04 Credit Agreement):

“Eligible MBS Collateral”, which means (i) Agency MBS and (ii) Non-Agency MBS that are rated AAA by Standard and Poor’s (a division of The McGraw-Hill Companies, Inc.), Aaa by Moody’s Investors Service, Inc. or the equivalent rating by another nationally-recognized ratings service acceptable to the Agent, and that are owned by the Company and duly Pledged to the Agent.

D. Exhibit 3/05-B attached hereto is hereby substituted for Exhibit 6/04-B to the 6/04 Amendment. Schedule[s] 3/05-EC [and 3/05-10.6(h)] attached hereto [is][are] hereby substituted for Schedule 6/04-EC to the 6/04 Amendment[ and Schedule 10.6(h) to the 3/04 Credit Agreement.]

1.3. Definitions for Interest Calculations.

A. The following new definitions are hereby added to Section 1.3, in alphabetical order:

“Class of Borrowings” means a grouping or categorization of Borrowings by the particular category of Collateral that they were made to finance, i.e. either (i) Single-family Warehousing Advances to finance Eligible Single-family Collateral, (ii) Commercial Warehousing Advances to finance Eligible Commercial Collateral or (iii) MBS Financing Advances to finance MBS.

“Margin” means the interest rate margin to be added to a specified Index to determine a Rate. The margins used in this Agreement are the “LIBOR Margin”, which is applicable to Advances for each Class of Borrowings on each day that the Loan bears interest at the Base Rate, and the “ABR Margin” applicable to Advances for each Class of Borrowings on each day that the Loan bears interest at the Alternate Base Rate. For each Class of Borrowings that is described on a row in the first column of the following table, the applicable interest rate Margins are stated on the same row:

Class of Borrowings/Margin	LIBOR Margin	ABR Margin
Single-family Warehousing Advances (to finance Eligible Single-family Collateral)	1.125%	0.125%
MBS Financing Advances (to finance Eligible MBS)	1.125%	0.125%
Commercial Warehousing Advances (to finance Eligible Commercial Collateral)	2.75%	1.75%

3 GENERAL BORROWING PROCEDURES

Section 3.2 of the 3/04 Credit Agreement is hereby amended to henceforth read as follows:

3.2 Funding of Single-family Advances or MBS Financing Advances.

(a) Deadline for Requests to be Funded as Regular Advances or MBS Financing Advances. If a Request for Borrowing is received before 3:00 PM1 (Central time, as stated in Section 1.4(c)) — 4:00 PM1 for any Request for Borrowing that requests only a Wet Single-family Advance and is Electronically Submitted — on a Business Day and fully qualifies in all respects for funding as a regular Advance by the Lenders (including satisfying any applicable requirement of Section 3.3), it shall be funded as a regular Single-family Advance or MBS Financing Advance (as the case may be) on that same Business Day.

[1]	These times will change to 12:00 noon and 1:00 PM, respectively, if and when another Lender joins the Current Credit Agreement.

6 COLLATERAL

6.1 Grant of Security Interest. Section 6.1 of the 3/04 Credit Agreement is hereby amended by adding the following new Section 6.1(g), immediately following Section 6.1(f):

(g) all Pledged MBS and all rights to have and receive such Collateral and all accessions or additions to and substitutions for any of such Collateral, together with all renewals and replacements of any of such Collateral, all other rights and interests now owned or hereafter acquired by the Company in, under or relating to any of such Collateral or referred to above and all proceeds of any of such Collateral

Cumulative of such existing provisions, as amended hereby, as security for the payment of the Loan and for the payment and performance of all of the Obligations, the Company hereby GRANTS to the Agent (as Agent and representative of the Lenders) a first priority security interest in all of the Company’s present and future estate, right, title and interest in and to the Collateral, in addition to and cumulative of the security interests in the Collateral granted to the Lender in the 3/04 Credit Agreement and the 6/04 Amendment, and the parties hereby declare and confirm that all such security interests were and are granted to and held by the Agent.

7. CONDITIONS PRECEDENT

Section 7 of the 3/04 Credit Agreement is hereby amended by adding the following new Section 7.3 to the end of Section 7, viz.:

7.3 Advances. In addition to the conditions precedent stated in Sections 7.1 and 7.2 above, the obligations of the Lenders to fund any Advance under this Agreement after the 3/05 Amendment Effective Date are subject to the satisfaction, in the sole discretion of the Agent, on or before the date of the first such Advance, of the following condition precedent:

The Agent shall have received the following, all of which must be satisfactory in form and content to the Agent in its sole discretion:

(a) the 3/05 Amendment, duly executed by the Company;

(b) a certificate of the Company’s secretary as to (i) the incumbency of the officers of the Company executing this Amendment, each applicable Request for Borrowing and all other Facilities Papers executed or to be executed by or on behalf of the Company and (ii) the authenticity of their signatures — and specimens of their signatures shall be included in such certificate or set forth on an exhibit attached to it — (the Agent and the Lenders shall be entitled to rely on that certificate until the Company has furnished new certificates to the Agent, and certifying that attached to such certificates are true and correct copies of all amendments to the Company’s certificates of organization and regulations since their inception);

(c) such other documents, if any, as shall be specified by the Agent.

8 REPRESENTATIONS

The Company hereby republishes its warranties and representations made in the 3/04 Credit Agreement, as amended by the 6/04 Amendment, effective (except as to those specified to relate only to a specific date) as of the date of the 3/05 Amendment.

15 MISCELLANEOUS

15.7 Counterpart Execution. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

15.12 Notice Pursuant to Tex. Bus. & Comm. Code §26.02. THE 3/04 CREDIT AGREEMENT, AS AMENDED BY THE 6/04 AMENDMENT AND THIS AMENDMENT, AND THE OTHER FACILITIES PAPERS TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(The remainder of this page is intentionally blank; signature pages follow.)

EXECUTED as of the Effective Date.

SUNSET FINANCIAL RESOURCES, INC.

By:	/s/ Michael Pannell
Name:	Michael Pannell
Title:	Chief Financial Officer

Counterpart signature page for 3/05 Amendment to Credit Agreement among Sunset Financial Resources, Inc.,

JPMorgan Chase Bank, N.A. as a lender and as agent and representative of the other lenders party thereto from time to time, and such other lenders

JPMORGAN CHASE BANK, N.A.
as the Agent and as a Lender

By:	/s/ Thanh Roettele
Name:	Thanh Roettele
Title:	Vice President

Exhibits:
Exhibit 3/05-B	-	Requests for Borrowing forms with Submission List and Total Pledged MBS List forms

Schedules:
Schedule 3/05-EC	-	Eligible Collateral
Schedule 3/05-10.6(h)	-	Permitted Debt as of March 2, 2005

Counterpart signature page for 3/05 Amendment to Credit Agreement among Sunset Financial Resources, Inc.,

JPMorgan Chase Bank, N.A. as a lender and as agent and representative of the other lenders party thereto from time to time, and such other lenders

EXHIBIT 3/05-B

TO CREDIT AGREEMENT

Request for Borrowing

[Letterhead of the Company]

[date]

JPMorgan Chase Bank, N.A.

1111 Fannin, 12th Floor

Houston, Texas 77002

Attention: Wanda Carr

Ladies and Gentlemen:

SUNSET FINANCIAL RESOURCES, INC. (the “Company”) and JPMORGAN CHASE BANK, N.A. as a lender and as agent (the “Agent”) for the other lender(s) who are parties to it as lenders, and such other lenders (all such lenders, including JPMorgan Chase Bank, N.A. being herein called the “Lenders”) together executed a 3/04 Senior Secured Credit Agreement dated March 22, 2004 (which, as it may have been or may hereafter be supplemented, amended or restated from time to time, is called the “Current Credit Agreement”). Any term defined in the Current Credit Agreement and used in this Request for Borrowing shall have the meaning given to it in the Current Credit Agreement.

The Company currently qualifies under the Current Credit Agreement for, and hereby requests, an Advance or Advances as set forth below to be made on                     , 20     (or, if the Agent is closed that day, on the next day when it is not).

Single-family Warehousing Advance(s):
Wet Advance:	$
Dry Advance:	$
Total Single-family Warehousing
Advance:	$

Commercial Warehousing Advance(s)	$

MBS Financing Advance(s)	$

Total Borrowing	$

After giving effect as required by the Credit Agreement to the requested Advance, the Borrowing Base will equal or exceed the outstanding principal balance of the Loan and such balance will not exceed the Aggregate Committed Sum.

(Check the block for each of the following paragraphs that is applicable.)

☐ This Request for Borrowing includes a request for a Single-family Warehousing Advance. If the Current Credit Agreement requires new Collateral to support the requested Advance, (i) the Company has attached and submits herewith the relevant Submission List(s) and (ii) the Basic Papers for all items of Collateral described or referred to therein have been submitted — or are being submitted concurrently herewith — to the Custodian.

☐ This Request for Borrowing includes a request for a Wet Warehousing Advance (to finance Wet Single-family Loans.) If the Current Credit Agreement requires new Collateral to support the requested Advance, the Company has attached and submits herewith the relevant Submission List(s) (the Basic Papers for all such Wet Loans will be delivered to the Custodian on or before seven (7) Business Days after funding of the requested Advance).

☐ This Request for Borrowing includes a request for a Commercial Warehousing Advance. If the Current Credit Agreement requires new Collateral to support the requested Advance, (i) the Company has attached and submits herewith the relevant Submission List(s) and (ii) the Basic Papers for all items of Collateral described or referred to therein have been submitted — or are being submitted concurrently herewith — to the Custodian.

☐ This Request for Borrowing includes a request for an MBS Financing Advance. Attached is a Total Pledged MBS List listing all MBS currently Pledged to the Agent, including any being pledged concurrently with this Request for Borrowing. All such MBS listed have been delivered to JPMorgan, as securities intermediary, to be held in securities account no.                     , for which the Company has executed a pledged securities account agreement in JPMorgan’s customary form.

The Company hereby grants to the Agent a security interest in all such new Collateral and (as to Collateral) all related Loan Papers, and they are hereby made subject to the security interest to the Agent created by the Current Credit Agreement, for the Pro Rata benefit of the Lenders, effective immediately.

The proceeds of the Advance should be deposited in the Company’s Note Payment Account number 00113329123 with JPMorgan Chase Bank, N.A.

The Company acknowledges that the Agent and the Lenders will rely on the truth of each statement in this request and its attachments in funding the requested Advance.

No Default has occurred under the Facilities Papers that has not been cured by the Company or declared in writing by the Agent to have been waived, and no Event of Default has occurred under the Facilities Papers that the Agent has not declared in writing to have been cured or waived. There has been no material adverse change in any of the Central Elements in respect of the Company or any of its Subsidiaries since the date of the Company’s most recent annual audited Financial Statements that have been delivered to the Agent.

All items that the Company is required to furnish to the Agent, its designated custodian or the Lenders for this requested Advance and otherwise have been delivered, or will be delivered before this requested Advance is funded, in all respects as required by the Current Credit Agreement and the other Facilities Papers. All Collateral papers described or referred to in the Submission List(s) (if any) submitted to the Agent with this Request for Borrowing conform in all respects with all applicable requirements of the Current Credit Agreement and the other Facilities Papers.

There has been no change in the information furnished to the Agent or any Lender to enable it to verify the identity of the Company as required by Section 326 of the USA Patriot Act except as follows: (none)

The Company hereby warrants and represents to the Agent and the Lenders that none of the Collateral (including, but not limited to, Collateral described or referred to in this request) is pledged to any Person other than the Agent or supports any borrowing or repurchase agreement funding other than Borrowings under the Current Credit Agreement.

The undersigned officer hereby certifies that all of the Company’s representations and warranties (a) in the Current Credit Agreement and all of the other Facilities Papers (except only to the extent that (i) such a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have been changed by transactions or conditions contemplated or expressly permitted by the Facilities Papers), (b) in this Request for Borrowing, are true and correct on the date of this Request for Borrowing and (c) that the Company qualifies for funding of the requested Advance.

SUNSET FINANCIAL RESOURCES, INC.

By:
Name
Title:

Attached (check if applicable):

☐ Submission List for Eligible Single-family Collateral (Dry Loans and/or Wet Loans)

☐ Submission List for Eligible Commercial Collateral (Dry Loans only)

☐ Total Pledged MBS List

SUBMISSION LIST FOR SINGLE FAMILY COLLATERAL

Date:

TO:

JPMorgan Chase Bank, N.A.

1111 Fannin, 12th Floor

Houston, Texas 77002

Attention: Ms. Wanda Carr, Mortgage Banking Warehouse Services

Phone: (713) 427-6391

Fax: (713) 427-6449

email: wanda.carr@jpmorganchase.com

FROM:

Sunset Financial Resources, Inc.

10245 Centurion Parkway N, Suite 305

Jacksonville, Florida 32256

Attention:

Phone:

Fax:

email:

Sunset Financial Resources, Inc. submits the following list of Single-family Loans in support of the Request for Borrowing dated                      to which this Submission List is attached and hereby pledges them to the Agent (for itself and as agent for the other Lenders):

BRANCH NUMBER	LOAN NUMBER	BORROWER OR CUSTOMER NAME	NOTE DATE	NOTE LOAN AMOUNT	LOAN TYPE

SUBMISSION LIST FOR COMMERCIAL COLLATERAL

Date:

TO:

JPMorgan Chase Bank, N.A.

1111 Fannin, 12th Floor

Houston, Texas 77002

Attention: Ms. Wanda Carr, Mortgage Banking Warehouse Services

Phone: (713) 427-6391

Fax: (713) 427-6449

email: wanda.carr@jpmorganchase.com

FROM:

Sunset Financial Resources, Inc.

10245 Centurion Parkway N, Suite 305

Jacksonville, Florida 32256

Attention:

Phone:

Fax:

email:

Sunset Financial Resources, Inc. submits the following list of Commercial Mortgage Loans in support of the Request for Borrowing dated                      to which this Submission List is attached and hereby pledges them to the Agent (for itself and as agent for the other Lenders):

BRANCH NUMBER	LOAN NUMBER	BORROWER OR CUSTOMER NAME	NOTE DATE	NOTE LOAN AMOUNT	LOAN TYPE

TOTAL PLEDGED MBS LIST

Date:

TO:

JPMorgan Chase Bank, N.A.

1111 Fannin, 12th Floor

Houston, Texas 77002

Attention: Ms. Wanda Carr, Mortgage Banking Warehouse Services

Phone: (713) 427-6391

Fax: (713) 427-6449

email: wanda.carr@jpmorganchase.com

FROM:

Sunset Financial Resources, Inc.

10245 Centurion Parkway N, Suite 305

Jacksonville, Florida 32256

Attention:

Phone:

Fax:

email:

Sunset Financial Resources, Inc. (i) submits the following list of all MBS currently Pledged to the Agent in support of the Request for Borrowing dated                      to which this list is attached, (ii) certifies that all of such MBS have been delivered to JPMorgan, as securities intermediary, to be held in securities account no.                     , and that they are all Eligible MBS Collateral and (iii) hereby pledges them to the Agent (for itself and as agent for the other Lenders):

Date of MBS	Issuer	Series	Coupon	Amount	CUSIP

SCHEDULE 3/05-EC

ELIGIBLE COLLATERAL

The two categories of Eligible Collateral are defined and described as follows:

“Eligible Single-family Collateral”, which means an amortizing Prime Loan or Alt-A Loan with an original term to its stated maturity of thirty (30) years or less and that satisfies all applicable requirements of this Agreement for a Prime Loan or an Alt-A Loan, as applicable. It must be secured by a first priority Lien on its related Mortgaged Premises. It may bear interest at a fixed interest rate, at a fluctuating interest rate or at a fixed or fluctuating interest rate for part of its term followed, respectively, by a fluctuating or fixed interest rate for the remainder of its term. Even though it has been Pledged to the Agent and is therefore Collateral, no Single-family Loan shall be Eligible Collateral:

1.	unless and until the Custodian has issued its Custodian’s Certification (as defined in the Custody Agreement) concerning it;

2.	the Mortgaged Premises securing which are a mobile home or manufactured housing;

3.	that contains or is otherwise subject to any contractual restriction or prohibition on the free transferability of such Mortgage Loan, all Liens securing it and all related rights (other than Legal Requirements requiring notification to its obligor(s) of any transfer of it or of its servicing or administration), either absolutely or as security;

4.	if any of its owners-mortgagors is a corporation, partnership or any other entity that is not a natural person or a trust for natural persons;

5.	if any of its owner-mortgagors is an Affiliate of the Company or any of its or its Subsidiaries’ directors or officers;

6.	whose related Mortgaged Premises are not covered by a Hazard Insurance Policy;

7.	that is a construction loan, rehabilitation loan or Commercial Mortgage Loan;

8.	whose Mortgage is of less than first Lien priority;

9.	that was originated more than one hundred eighty (180) days before its Original Pledge Date;

10.	that is In Default;

11.	in connection with the origination of which a policy of single-premium life insurance on the life of a mortgagor, borrower or guarantor was purchased;

12.	that (i) is subject to the special Truth-in-Lending disclosure requirements imposed by Section 32 of Regulation Z of the Federal Reserve Board (12 C.F.R. § 226.32) or any similar state or local law relating to high interest rate credit or lending transactions or (ii)

contains any term or condition, or involves any loan origination practice, that has been defined as “predatory”, “covered”, “threshold” or a similar term under any such applicable federal, state or local law, or which has been expressly categorized as an “unfair” or “deceptive” term, condition or practice in any such applicable federal, state or local law (or the regulations promulgated thereunder);

13.	that the Company or any Affiliate has previously warehoused with any other Person, whether under a lending arrangement or an arrangement involving a sale in contemplation of a subsequent further sale to (or securitization by) a secondary mortgage market purchaser, whether with or without the Company’s having any conditional repurchase or other recourse obligation, and that was rejected or became ineligible or disqualified to be lent against or purchased and held by such other Person; provided that this provision shall not be construed or applied to disqualify a Pledged Loan simply because it was purchased by the Company out of a pool of Serviced Loans or from a Whole Loan investor for whose Mortgage Loans the Company is a Servicer pursuant to the Company’s (or an Affiliate’s) obligation or election as Servicer to do so;

14.	that the Company or any Affiliate sold and transferred, or attempted to sell and transfer, to any other Person; provided that this provision shall not be construed or applied to disqualify a Pledged Loan simply because it was purchased by the Company out of a pool of Serviced Loans or from a Whole Loan investor for whose Mortgage Loans the Company is a Servicer pursuant to the Company’s (or an Affiliate’s) obligation or election as Servicer to do so;

15.	that has a Cumulative Loan-to-Value Ratio greater than one hundred percent (100%) — one hundred three percent (103%) for Pledged Loans that are eligible for purchase by Fannie Mae under its “Flex 100” Mortgage Loan purchase program.

16.	that is a Subprime Loan.

17.	that has a Cumulative Loan-to-Value Ratio greater than eighty percent (80%) and is neither guaranteed by VA nor insured by FHA or private mortgage insurance.

18.	That is an Alt-A Loan and has a FICO score of less than 630.

19.	That is an Alt-A Loan and has a Cumulative Loan-to-Value Ratio greater than ninety-five percent (95%).

“Eligible Commercial Collateral”, which means a Commercial Mortgage Loan with an original term to its stated maturity of one (1) year or less. It must be secured by a first priority Lien on its related Mortgaged Premises. It may bear interest at a fixed interest rate, at a fluctuating interest rate or at a fixed or fluctuating interest rate for part of its term followed, respectively, by a fluctuating or fixed interest rate for the remainder of its term. Even though it has been Pledged to the Agent and is therefore Collateral, no Commercial Mortgage Loan shall be Eligible Collateral:

20.	unless and until the Custodian has issued its Custodian’s Certification (as defined in the Custody Agreement) concerning it;

21.	unless the Company and the Servicer of such Pledged Loan are the only owners of such Commercial Mortgage Loan and the Company owns at least a ninety percent (90%) undivided interest therein;

22.	the Mortgaged Premises securing which is of a type or use other than those types and uses described in the definition of “Eligible Commercial Property”;

23.	that contains or is otherwise subject to any contractual restriction or prohibition on the free transferability of such Mortgage Loan, all Liens securing it and all related rights (other than Legal Requirements requiring notification to its obligor(s) of any transfer of it or of its servicing or administration), either absolutely or as security;

24.	if any of its owner-mortgagors is an Affiliate of the Company or any of its or its Subsidiaries’ directors or officers;

25.	whose related Mortgaged Premises are not covered by a Hazard Insurance Policy;

26.	(reserved)

27.	whose Mortgage is of less than first Lien priority;

28.	that has a Principal Balance of more than Fifteen Million Dollars ($15,000,000) or, unless a smaller amount is allowed by the Agent on a case-by-case basis, less than One Million Dollars ($1,000,000);

29.	that is In Default;

30.	in connection with the origination of which a policy of single-premium life insurance on the life of a mortgagor, borrower or guarantor was purchased;

31.	that (i) is subject to the special Truth-in-Lending disclosure requirements imposed by Section 32 of Regulation Z of the Federal Reserve Board (12 C.F.R. § 226.32) or any similar state or local law relating to high interest rate credit or lending transactions or (ii) contains any term or condition, or involves any loan origination practice, that has been defined as “predatory”, “covered”, “threshold” or a similar term under any such applicable federal, state or local law, or which has been expressly categorized as an “unfair” or “deceptive” term, condition or practice in any such applicable federal, state or local law (or the regulations promulgated thereunder);

32.	that the Company or any Affiliate has previously warehoused with any other Person, whether under a lending arrangement or an arrangement involving a sale in contemplation of a subsequent further sale to (or securitization by) a secondary mortgage market purchaser, whether with or without the Company’s having any conditional repurchase or other recourse obligation, and that was rejected or became ineligible or disqualified to be lent against or purchased and held by such other Person; provided that this provision shall not be construed or applied to disqualify a Pledged Loan simply because it was purchased by the Company out of a pool of Serviced Loans or from a Whole Loan investor for whose Mortgage Loans the Company is a Servicer pursuant to the Company’s (or an Affiliate’s) obligation or election as Servicer to do so;

33.	that the Company or any Affiliate sold and transferred, or attempted to sell and transfer, to any other Person; provided that this provision shall not be construed or applied to disqualify a Pledged Loan simply because it was purchased by the Company out of a pool of Serviced Loans or from a Whole Loan investor for whose Mortgage Loans the Company is a Servicer pursuant to the Company’s (or an Affiliate’s) obligation or election as Servicer to do so;

34.	that has a Cumulative Loan-to-Value Ratio greater than sixty-five percent (65%); or

35.	that is not covered by a Purchase Commitment unless it is guaranteed as to timely payment of all principal and interest by a Qualifying Commercial Mortgage Loan Guaranty.

“Eligible MBS Collateral”, which means MBS that are (i) issued or guaranteed as to timely payment of principal and interest by Ginnie Mae, Fannie Mae or Freddie Mac, and other MBS that are rated AAA or higher by Standard and Poor’s (a division of The McGraw-Hill Companies, Inc.), Aaa or higher by Moody’s Investors Service, Inc. or the equivalent (or higher) rating by another nationally-recognized ratings service acceptable to the Agent, (ii) owned by the Company and (iii) duly Pledged to the Agent (by delivery of such MBS to JPMorgan, as securities intermediary, to be held in a securities account for which the Company has executed a pledged securities account agreement in JPMorgan’s customary form).

SCHEDULE 3/05-10.6(h)

TO CREDIT AGREEMENT

Permitted Debt

as of March 2, 2005

Lender	Commitment or Loan Amount
Founding Stockholders	$190,000
new unsecured noncallable 5-year trust preferred securities	$20,000,000